RS Global Fund

SUMMARY PROSPECTUS — MAY 1, 2015

CLASS A (RSGGX)	CLASS C (RGGCX)	CLASS K (RGGKX)	CLASS Y (RGGYX)

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund, including the Fund’s Statement of Additional Information (SAI) and most recent reports to shareholders, online at www.rsinvestments.com/prospectus. You can also get this information at no cost by calling 800.766.3863 or by sending an e-mail request to prospectus@rsinvestments.com. You can also get this information from your financial intermediary. This Summary Prospectus incorporates by reference the Fund’s Prospectus and SAI, each dated May 1, 2015, and the financial statements included in the Fund’s annual report to shareholders, dated December 31, 2014.

INVESTMENT OBJECTIVE

Long-term capital appreciation.

FEES AND EXPENSES OF THE FUND

The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts for the purchase of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in RS Funds. More information about these and other discounts is available from your financial professional and in the “Types of Shares Available — Class A Shares” section on page 124 of the Fund’s Prospectus and the “Waivers of Certain Sales Loads” section on page 47 of the Fund’s Statement of Additional Information.

Shareholder Fees (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

Share Class	Class A	Class C	Class K	Class Y

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.75%	None	None	None

Maximum Deferred Sales Charge (Load) (as a percentage of the lower of sale proceeds or the original offering price)	None[1]	1.00%[2]	None	None

Annual Fund Operating Expenses (EXPENSES ARE DEDUCTED FROM FUND ASSETS AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)

Share Class	Class A	Class C	Class K	Class Y

Management Fees	0.80%	0.80%	0.80%	0.80%

Distribution (12b-1) Fees	0.25%	1.00%	0.65%	N/A

Other Expenses[3]	0.58%	0.63%	0.59%	0.53%

Total Annual Fund Operating Expenses[4]	1.63%	2.43%	2.04%	1.33%

Fee Waiver/Expense Reimbursement[4]	-0.23%	-0.26%	-0.23%	-0.24%

Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement[4]	1.40%	2.17%	1.81%	1.09%

1	Deferred sales load of 1.00% applies to purchases of $1 million or more of Class A shares if these shares are sold within 18 months of purchase.

2	Deferred sales load applies for shares sold within one year of purchase.

3	“Other Expenses” include expenses indirectly incurred by the Fund through investments in certain pooled investment vehicles (“Acquired Funds”) of 0.01% or less of the Fund’s average daily net assets for the fiscal year ended December 31, 2014.

4	RS Investments has contractually agreed to pay or reimburse the Fund’s expenses (excluding expenses indirectly incurred by the Fund through investments in pooled investment vehicles, interest, taxes, investment-related expenses (e.g., brokerage commissions), and extraordinary expenses), to the extent necessary to limit Total Annual Fund Operating Expenses to 1.40% for Class A shares, 2.17% for Class C shares, 1.81% for Class K shares, and 1.09% for Class Y shares. This expense limitation will continue through April 30, 2016 and cannot be terminated by RS Investments prior to that date without the action or consent of the Fund’s Board of Trustees.

2	RS GLOBAL FUND

Example

This Example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. This Example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same as shown above. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Assuming Redemption at End of Period

	Class A	Class C	Class K	Class Y
1 Year	$611	$320	$184	$111
3 Years	$943	$733	$617	$398
5 Years	$1,299	$1,272	$1,077	$706
10 Years	$2,298	$2,747	$2,351	$1,581

Assuming No Redemption

	Class A	Class C	Class K	Class Y
1 Year	$611	$220	$184	$111
3 Years	$943	$733	$617	$398
5 Years	$1,299	$1,272	$1,077	$706
10 Years	$2,298	$2,747	$2,351	$1,581

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 130% of the average value of its portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategies

The Fund normally invests at least 80% of the value of its net assets in common stocks, preferred stocks, and other securities convertible into common or preferred stock of publicly traded companies wherever they may be in the world. The Fund may invest in companies of any size anywhere in the world. The Fund expects that substantially all of the securities held by the Fund will be listed on at least one securities exchange.

Under normal circumstances, the Fund will invest in companies located in at least three different countries including the United States. The Fund will normally invest 40% or more of its total assets in securities of non-U.S. companies. The Fund may invest any portion of its assets in companies located in emerging markets.

The Fund’s investment team employs both fundamental analysis and a data-driven approach in seeking to identify companies across the market capitalization spectrum that it believes can sustain long-term growth. Valuation is also an integral part of the investment process. The investment team seeks to identify companies that it believes possess strong earnings quality, operational efficiency, sound management, favorable growth characteristics, attractive valuations, and that enjoy favorable market sentiment. The Fund’s investment team monitors macroeconomic and political trends, as well as risk exposures, as part of the overall investment process.

The Fund will not typically seek to hedge its foreign currency exposure (arising from investments denominated in foreign currencies) relative to the U.S. dollar, although the Fund may engage in foreign currency exchange contracts to take advantage of changes in currency exchange rates anticipated by the Fund’s investment team.

The Fund may also invest in foreign issuers through American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs), or similar investment vehicles.

Principal Risks

You may lose money by investing in the Fund. The Fund may not achieve its investment objective. The principal risks of investing in the Fund, which could adversely affect its net asset value and total return, are as follows.

>	Equity Securities Risk

The value of a company’s stock may decline in response to factors affecting that particular company or stock markets generally.

>	Foreign Securities Risk

Foreign securities are subject to political, regulatory, and economic risks not present in domestic investments. In addition, when the Fund buys securities denominated in a foreign currency, there are special risks such as changes in currency exchange rates and the risk that a foreign government could regulate foreign exchange transactions. In addition, to the extent investments are made in a limited number of countries, events in those countries will have a more significant impact on the Fund.

>	Currency Risk

Investments in foreign securities are often denominated and traded in foreign currencies. The value of the Fund’s assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, and restrictions or prohibitions on the repatriation of foreign currencies. To attempt to protect against changes in currency exchange rates, the Fund may, but will not necessarily, engage in forward foreign-currency exchange transactions. The use of foreign exchange transactions to reduce foreign-currency exposure can eliminate some or all of the benefit of an increase in the value of a foreign currency versus the U.S. dollar.

>	Emerging Market Risk

Risks of investing in emerging markets include greater political and economic instability, greater volatility in currency exchange rates, less developed securities markets, possible trade barriers, currency transfer restrictions, a more limited number of potential buyers and issuers, an emerging market country’s dependence on revenue from particular commodities or international aid, less governmental supervision and regulation, unavailability of currency hedging techniques, differences in auditing and financial reporting standards, and less developed legal systems.

>	Small Companies Risk

Small companies may be subject to a number of risks not associated with larger, more established companies, potentially making their stock prices more volatile and increasing the risk of loss.

>	Liquidity Risk

Lack of a ready market or restrictions on resale may limit the ability of the Fund to sell a security at an advantageous time or price. Adverse market or economic conditions may adversely affect the liquidity of the Fund’s investments and may lead to increased redemptions. In addition, the Fund, by itself or together with other accounts managed by RS Investments may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Fund to dispose of the position at an advantageous time or price.

>	Cash Position Risk

To the extent the Fund holds assets in cash and cash equivalents, the ability of the Fund to meet its objective may be limited.

>	Overweighting Risk

Overweighting investments in companies relative to the Fund’s benchmark increases the risk that the Fund will underperform its benchmark because a general decline in the prices of stocks in such companies will affect the Fund to a greater extent than its benchmark.

>	Underweighting Risk

When the Fund underweights its investment in companies relative to the Fund’s benchmark, the Fund will participate in any general increase in the value of such companies to a lesser extent than the Fund’s benchmark.

>	Portfolio Turnover Risk

Frequent purchases and sales of portfolio securities may result in higher Fund expenses and may result in more significant distributions of short-term capital gains to investors, which are taxed as ordinary income.

SUMMARY PROSPECTUS	3

FUND PERFORMANCE

The bar chart and performance table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for 1 year and since inception compare with those of a broad measure of market performance. The returns in the bar chart do not reflect the impact of sales loads. If they did, the returns would be lower than those shown. The Fund’s investment strategy and investment team changed on July 1, 2013. The Fund’s past performance (before and after taxes) is not an indication of future performance. Updated performance information for the Fund is available at www.rsinvestments.com or by calling 800.766.3863.

Annual Total Return for Class A Shares (CALENDAR YEAR-END)

Best Quarter  First Quarter 2012  13.08%            Worst Quarter  Second Quarter 2012  -6.84%

Average Annual Total Returns (PERIODS ENDED 12/31/14)

Class A Shares	1 Year	Since Inception (5/16/11)

Return Before Taxes	-0.26%	8.23%

Return After Taxes on Distributions	-2.38%	6.44%

Return After Taxes on Distributions and Sale of Fund Shares	0.00%	5.86%

Class C Shares	2.88%	8.89%

Class K Shares	4.25%	9.31%

Class Y Shares	5.04%	10.10%

MSCI All Country World Index (Gross) (reflects no deduction for fees, expenses or taxes)	4.71%	8.42%

After-tax returns are shown for Class A shares only; after-tax returns for other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

RS GLOBAL FUND

MANAGEMENT OF THE FUND

Investment Adviser

RS Investment Management Co. LLC

Investment Team

U-Wen Kok has been the portfolio manager of the Fund since 2013.

PURCHASE AND SALE OF FUND SHARES

Investment Minimums	Class A	Class C	Class K	Class Y

Minimum Initial Investment	$2,500	$2,500	$1,000	None

Minimum Subsequent Investments	$100	$100	None	$100

A $1,000 minimum purchase amount and a $100 minimum subsequent purchase amount apply for Individual Retirement Accounts (IRAs), gift/transfer to minor accounts, automatic investment plans, and qualified retirement plans. A $25 minimum initial and subsequent purchase amount applies for payroll deduction accounts.

You may redeem your shares on any business day when the New York Stock Exchange is open by mail (Boston Financial Data Services, RS Global Fund, P.O. Box 219717, Kansas City, MO 64121-9717), by telephone (800.766.3863), or online (www.rsinvestments.com).

TAX INFORMATION

Fund distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case you will generally be taxed only upon withdrawal of monies from the arrangement.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

RSGGX-SMPROA

WWW.RSINVESTMENTS.COM // 800.766.3863